VK-HYM SUM SUP-1 120315

Summary Prospectus Supplement dated December 3, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y and R5 shares of the Fund listed below:

Invesco High Yield Municipal Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2010 (predecessor fund 2007)
James Phillips	Portfolio Manager	2010 (predecessor fund 2002)
Robert Stryker	Portfolio Manager	2015
Julius Williams	Portfolio Manager	2015”

VK-HYM SUM SUP-1 120315